UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 21, 2025

INHIBRX BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-42031	99-0613523
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11025 N. Torrey Pines Road, Suite 140
La Jolla, CA 92037
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (858) 795-4220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	INBX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01 Regulation FD Disclosure.
On January 21, 2025, Inhibrx Biosciences, Inc. (“Inhibrx”) issued a press release announcing preliminary data regarding ozekibart as discussed in Item 8.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
On January 21, 2025, Inhibrx announced preliminary efficacy and safety data from the Phase 1 trial of ozekibart (INBRX-109) in combination with FOLFIRI for the treatment of advanced or metastatic, unresectable colorectal adenocarcinoma (CRC).
Efficacy was assessed in 10 of the 13 patients who received at least one dose of ozekibart, based on RECIST v1.1 criteria. Results demonstrated one complete response (CR), three partial responses (PR), and six cases of stable disease (SD). Durable disease control lasting ≥180 days was observed in 46.2% of patients, with a median progression-free survival (PFS) of 7.85 months. All patients had received at least one prior line of systemic therapy (median: two; range: 1–6). The patient achieving a CR had undergone three prior lines of therapy, and two PRs occurred in patients who had failed prior FOLFIRI-based treatments.
Ozekibart-related treatment-emergent adverse events (TEAEs) were reported in 84.6% of patients, with most being grade 1 or 2 in severity. Grade ≥3 TEAEs were observed in 30.8% of patients. The most common ozekibart-related TEAEs included nausea, increased alanine aminotransferase, diarrhea, and fatigue, with the majority being low-grade.
Inhibrx has initiated a new expansion cohort to validate these findings in a more uniform patient population. The cohort is expected to enroll up to 50 patients, each with two to three prior lines of systemic therapy, and data are anticipated in the third quarter of 2025.
Forward-Looking Statements
Inhibrx cautions you that statements contained in this Current Report regarding matters that are not historical facts are forward-looking statements. These statements are based on Inhibrx’s current beliefs and expectations. These forward-looking statements include, but are not limited to, statements regarding: Inhibrx’s judgments and beliefs regarding the strength of Inhibrx’s pipeline any future potential safety and efficacy of its therapeutic candidate, ozekibart; the clinical development of ozekibart, including expected enrollment in the expansion cohort and data readouts and the timing thereof; the potential demand for ozekibart and any presumption that preliminary data will be representative of final data or data in later clinical trials. Actual results may differ from those set forth in this press release due to the risks and uncertainties inherent in Inhibrx's business, including, without limitation, risks and uncertainties regarding: the initiation, timing, progress and results of its preclinical studies and clinical trials, and its research and development programs; its ability to advance therapeutic candidates into, and successfully complete, clinical trials; its interpretation of initial, interim or preliminary data from its clinical trials, including interpretations regarding disease control and disease response; results from preclinical studies or early clinical trials not necessarily being predictive of future results; unexpected adverse side effects or inadequate efficacy of its therapeutic candidates that may limit their development, regulatory approval and/or commercialization; the potential for its programs and prospects to be negatively impacted by developments relating to its competitors, including the results of studies or regulatory determinations relating to its competitors; the timing or likelihood of regulatory filings and approvals and regulatory developments in the U.S. and foreign countries; the successful commercialization of its therapeutic candidates, if approved; an accelerated development or approval pathway may not be available for ozekibart or other therapeutic candidates and any such pathway may not lead to a faster development process; it may not realize the benefits associated with orphan drug designation, including that orphan drug exclusivity may not effectively protect a product from competition and that such exclusivity may not be maintained; the pricing, coverage and reimbursement of its therapeutic candidates, if approved; its ability to utilize its technology platform to generate and advance additional therapeutic candidates; and other risks described from time to time in the “Risk Factors” section of its filings with the U.S. Securities and Exchange Commission, including those described in its Registration Statement on Form 10, as amended (File No. 001-42031), its Registration Statement on Form S-1, as amended and supplemented from time to time (File No. 333-280127), and its Quarterly Reports on Form 10-Q, and supplemented from time to time by its Current Reports on Form 8-K as filed from time to time. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Inhibrx undertakes no obligation to update these statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Inhibrx Biosciences, Inc. on January 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2025
INHIBRX BIOSCIENCES, INC.

	By:	/s/ Kelly Deck
	Name:	Kelly Deck
	Title:	Chief Financial Officer